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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-848, No. 333-76851, No. 333-79337, and No.
333-82257) of Creative Computers, Inc. of our report dated February 4, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
March 30, 2000